                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     PROFESSIONAL VETERINARY PRODUCTS, LTD.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     -------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

     -------------------------------------------------------------------------

     (3) Filing party:

     -------------------------------------------------------------------------

     (4) Date filed:

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

                     PROFESSIONAL VETERINARY PRODUCTS, LTD.
                            10077 South 134th Street
                              Omaha, Nebraska 68138

                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                DECEMBER 6, 2002

To the Stockholders of Professional Veterinary Products, Ltd.:

     Notice is hereby given that the 2002 annual meeting of stockholders (the "Annual Meeting") of Professional Veterinary Products, Ltd. (the "Company") will be held at the Company's principal office, 10077 South 134th Street, Omaha, Nebraska 68138, on Friday, December 6, 2002, at 10:00 a.m., local time, for the following purposes:

     1. To elect three (3) Class III Directors to serve until the 2005 Annual Meeting of stockholders and until their successors are elected.

     2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors is not aware of any other business to come before the Annual Meeting. Only stockholders of record at the close of business on October 1, 2002 will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure the presence of a quorum, you are requested to promptly sign, date and return the enclosed form of proxy, which is solicited by the Board of Directors by fax or in the enclosed, self-addressed stamped envelope whether or not you plan to attend the Annual Meeting. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                            By order of the Board of Directors,

                                            /s/ Dr. Michael Davis
                                            ---------------------
                                            Corporate Secretary

Omaha, Nebraska
November 8, 2002

EACH STOCKHOLDER IS URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD EITHER BY FAX OR IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF A STOCKHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARE IN PERSON.

                     PROFESSIONAL VETERINARY PRODUCTS, LTD.
                            10077 South 134th Street
                              Omaha, Nebraska 68138

                                 PROXY STATEMENT
                       2002 Annual Meeting of Stockholders
                                December 6, 2002

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Professional Veterinary Products, Ltd. (the "Company") for use at the 2002 Annual Meeting of Stockholders ("Annual Meeting") to be held at the Company's principal office, 10077 South 134th Street, Omaha, Nebraska 68138 on Friday, December 6, 2002, at 10:00 a.m., local time, and at any adjournments thereof. The Company intends to mail this proxy statement and accompanying proxy card on or before November 8, 2002 to all stockholders entitled to vote at the Annual Meeting.

Voting Rights and Outstanding Shares

     Holders of shares of the Company's common stock (the "Common Stock") of record at the close of business on October 1, 2002 (the "Record Date") are entitled to vote at the Annual Meeting. As of that date, there were 1,691 shares of Common Stock outstanding. Each stockholder entitled to vote will have one vote for each share of Common Stock owned of record by such stockholder as of the close of business on the Record Date.

     The presence of a majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes.

Proxy Voting

     Shares cannot be voted at the Annual Meeting unless the holder of record is present in person or by proxy. The enclosed form of proxy is a means by which a stockholder may authorize the voting of his, her or its share at the Annual Meeting. The share of Common Stock represented by each properly executed proxy will be voted at the Annual Meeting in accordance with the stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card. If no choice has been specified and the enclosed proxy card is properly executed and returned, the shares will be voted FOR the persons nominated by the Board for election as directors. If any other matters are properly presented to the Annual Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

     Execution of the accompanying proxy card will not affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by voting at the meeting, by giving either personal or written notice of such revocation to Dr. Lionel Reilly, President of Professional Veterinary Products, Ltd., at the Company's offices at 10077 South 134th Street, Omaha, Nebraska 68138, or to the person designated as the Corporate Secretary, Dr. Michael Davis, at the commencement of the Annual Meeting.

     Assuming that a quorum is present, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the election of directors. Votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions will be considered present and entitled to vote at the Annual Meeting, but will not be counted as votes cast in the affirmative. Therefore, an abstention will have the same effect as a negative vote.

Attendance and Voting at the Annual Meeting

     If you own a share of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a proxy card. We encourage you to vote your share in advance of the Annual Meeting date by returning the enclosed proxy card, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described above even if you have already voted.

Solicitation

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other employees of the Company.

     Your proxy vote is important. Please complete, sign and return the accompanying proxy card whether or not you plan to attend the Annual Meeting.

     THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY and delegates discretionary authority with respect to any additional matters which may properly come before the Annual Meeting. Although the Board is not currently aware of any additional matter, if other matters do properly come before the Annual Meeting, proxies will vote thereon in accordance with their best judgment.

                         PROPOSAL: ELECTION OF DIRECTORS

General

     The Company currently has a total of eight (8) directors who are elected from eight geographic districts and divided into three (3) classes, Class I, Class II and Class III. Class I consists of two (2) directors, one from District 3 and one from District 7. Class II consists of three (3) directors, one from each of the following Districts: 1, 2 and 6. Class III consists of three (3) directors, one from each of the following Districts: 4, 5 and 8. The Company's Articles of Incorporation provide for each class of directors to be elected for three-year terms on a staggered basis. No member of the Board is permitted to repeat a second term until that person has not been a member of the Board for at least one year.

     The geographic boundaries of the Districts are provided for in the Company's Bylaws and may be revised by the Board from time to time. Each director's professional practice must be located in the District in which he or she is elected from at the time of the election. At the Annual Meeting, three
(3) Class III directors, one from District 4, one from District 5 and one from District 8, are to be elected to serve until the 2005 annual meeting of stockholders and until their respective successors have been elected. District 4 is comprised of the states of Missouri, Arkansas, Louisiana, Mississippi and Alabama. District 5 is comprised of the states of California, Nevada, Utah, Arizona, New Mexico, Colorado, Kansas, Oklahoma and Texas. District 8 is comprised of the states of Virginia, North Carolina, South Carolina, Georgia and Florida.

Vote Required

     The three Class III directors will be elected by a favorable vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote.

     The Board has proposed that G. W. Buckaloo, Jr., D.V.M., Tom Latta, D.V.M. and William Swartz, D.V.M. be elected at the Annual Meeting, each of whom will hold office until his or her successor shall have been elected and qualified. Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board anticipates that the three nominees will be available to serve as directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

Nominees for the Board of Directors

     Biographical information regarding each of the nominees for the Board is set forth below:

     District 4: G. W. Buckaloo, Jr., D.V.M., 55, is companion animal practitioner and president of Crysler Animal Hospital located in Independence, Missouri. Dr. Buckaloo received a Doctor of Veterinary Medicine degree from the University of Missouri in 1972.

     District 5: Tom Latta, D.V.M., 58, is senior partner of Hansford County Veterinary Hospital located in Spearman, Texas. Dr. Latta received a Doctor of Veterinary Medicine degree from the Oklahoma State University in 1968.

     District 8: William Swartz, D.V.M., 60, is the owner and medical director of Clocktower Animal Hospital located in Herndon, Virginia. Dr. Swartz received a Doctor of Veterinary Medicine degree from The Ohio State University in 1966.


             INFORMATION REGARDING THE BOARD AND EXECUTIVE OFFICERS

Directors and Executive Officers

     The Company's day to day affairs are managed by its executive officers who are appointed for a one year term. The Board is comprised of eight stockholders who are practicing veterinarians. Each director, or the practice of which he is a member, owns one shares of Company Common Stock.

          Name                       Age                Position                          District     Class

  Lionel L. Reilly, D.V.M ........    59       President, CEO, non-voting Director
  Neal B. Soderquist .............    47       Chief Financial Officer
  Steven E. Wright, D.V.M ........    54       Director                                       1          II
  Michael B. Davis, D.V.M ........    55       Director, Secretary                            2          II
  Chester L. Rawson, D.V.M .......    58       Vice-Chairman, Director                        3          I
  Raymond C. Ebert II, D.V.M......    56       Director, Chairman                             4         III
  Michael L. Whitehair, D.V.M ....    52       Director                                       5         III
  Buddy D. Ray, D.V.M ............    50       Director                                       6          II
  Amy Lynne Hinton, D.V.M ........    39       Director                                       7          I
  Fred G. Garrison, D.V.M ........    57       Director                                       8         III

     Drs. Raymond C. Ebert II, Michael L. Whitehair and Fred G. Garrison, the Company's Class III directors, currently serve until the Annual Meeting; Class I directors serve until the 2003 Annual Meeting; and Class II directors serve until the 2004 Annual Meeting.

     Lionel L. Reilly, D.V.M., has served as President and CEO of the Company since 1994. Prior to that he was Vice President, Business Operations and functioned as the CEO. He has been with the Company since 1983, shortly after its founding. Dr. Reilly spent several years as a military veterinarian, over five years in private clinical veterinary practice and five years in industry as a researcher and technical services veterinarian. He has a degree from Kansas Wesleyan University in Salina, Kansas. Dr. Reilly graduated in 1970 from the College of Veterinary Medicine, Kansas State University, Manhattan, Kansas. The Company and Dr. Reilly have entered into an employment contract. See "Employment Contract".

     Neal B. Soderquist was appointed Chief Financial Officer in 1994. From 1989 to 1994 he served in that position as well as managed much of the human resources functions. For the previous 14 years Mr. Soderquist was controller/officer manager for Lincoln Lumber Co., Lincoln, Nebraska. In 1975 he received an Associates Degree from Lincoln School of Commerce, Lincoln, Nebraska.

     Amy Lynne Hinton, D.V.M., has served as a Director of the Company since 2000. She is a clinical veterinarian and vice president with Best Friends Animal Clinic in Chambersburg, Pennsylvania. Dr. Hinton received a Doctor of Veterinary Medicine degree from the University of Tennessee in 1988.

     Chester L. Rawson, D.V.M., has served as Vice-Chairman and Director of the Company since 2000. He is a general practitioner veterinarian with Veterinary Associates located in Hazelgreen-Galena, Illinois. Dr. Rawson received a Doctor of Veterinary Medicine degree from the University of Illinois in 1968.

     Steven E. Wright, D.V.M., has served as a Director since December 7, 2001. He is an exclusive small animal practitioner and owner of Millard Veterinary Clinic located in Omaha, Nebraska. Dr. Wright received a Doctor of Veterinary Medicine degree from the Kansas State University in 1974.

     Michael B. Davis, D.V.M., has served as Secretary and Director since December 7, 2001. He is general practitioner and president with Carroll Veterinary Clinic located in Carroll, Iowa. Dr. Davis received a Doctor of Veterinary Medicine degree from the Iowa State University in 1971.

     Buddy D. Ray, D.V.M., has served as a Director since December 7, 2001. He is mixed practitioner and partner with Mayfield Vet Clinic located in Mayfield, Kentucky. Dr. Ray received a Doctor of Veterinary Medicine degree from the Auburn University School of Veterinary Medicine in 1978.

Board of Directors Meetings

     The Company's Board held eleven meetings during the one year period ended July 31, 2002. All Directors attended at least 90% of the meetings of the Board and the committees of which they were members.

Committees of the Board

     The Board has established an Executive Committee, an Audit Committee, and a Nominating Committee. The functions performed by these committees are summarized below:

                               Executive Committee

     The Executive Committee, which among other duties is actually involved in the long-range planning and the formulation of corporate polices, also makes recommendations to the Board concerning salaries and incentive compensation for the Company's officers and employees. The Executive Committee is comprised of Dr. Michael L. Whitehair, Dr. Chester L. Rawson and Dr. Raymond C. Ebert and met five times during the one year period ended July 31, 2002.

                              Nominating Committee

     The Nominating Committee is responsible for devising criteria for Board membership and to identify specific individuals for nomination. The Nominating Committee is comprised of Dr. Fred G. Garrison, Dr. Raymond C. Ebert and Dr. Michael B. Davis and met six times during the one year period ended July 31, 2002. The Nominating Committee considers nominees recommended by stockholders. Each year a letter requesting nominations is sent to each stockholder located in a geographic district in which a director position is available for the upcoming year.

                                 Audit Committee

     The Audit Committee serves as a direct link between the Board and the auditor, and regularly meets with the auditor to review the audit function. The Audit Committee reviews the services provided by the Company's independent auditors, consults with the independent auditors and reviews the need for internal auditing procedures and the adequacy of internal controls. On March 23, 2000, the Board of Directors adopted an Audit Committee Charter. The Audit Committee met two times during the one year period ended July 31, 2002.

     On March 20, 2002, Marvin E. Jewell & Co., P.C. resigned as the Company's independent auditor. This action was approved by the Company's Audit Committee. During its tenure, Marvin E. Jewell & Co., P.C. did not issue a report on the Company's financial statements that either contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Marvin E. Jewell & Co., P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Marvin E. Jewell & Co., P.C., would have caused Marvin E. Jewell & Co., P.C. to make reference to the subject matter of the disagreement in connection with their report.

     Effective March 20, 2002, Quick & McFarlin, P.C. was retained as independent auditor of the Company for the fiscal year ending July 31, 2002, and Quick & McFarlin, P.C. accepted the appointment. Prior to the engagement, the Company did not consult with Quick & McFarlin, P.C. regarding any of the matters or events set forth in Item 304 (a)(2)(i) or (ii) of Regulation S-K.

     The Company believes that the members of the Audit Committee are independent within the meaning of the listing standards of the American Stock Exchange. The Company has designated Quick & McFarlin, P.C. as independent public accountants to audit the Company's financial statements for the fiscal year ended July 31, 2003.

     Audit Committee Report

     The following report was delivered to the Board of Directors of the Company by the Audit Committee on October 31, 2002. The following report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document. As indicated above, Quick & McFarlin, P.C. has been selected as the principal independent public accountants for the fiscal year ended July 31, 2003.

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. The committee reviewed and discussed with management the Company's audited financial statements as of and for the year ended July 31, 2002. The committee has discussed with Quick & McFarlin, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The committee has received and reviewed the written disclosures and the letter from Quick & McFarlin, P.C. required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2002. The committee has also considered whether the provision of services by Quick & McFarlin, P.C. not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's Forms 10-Q for the quarters ended January 31, 2002 and April 30, 2002 is compatible with maintaining Quick & McFarlin, P.C.'s independence.

     Members of the Audit Committee

     Dr. Steven E. Wright, Dr. Buddy D. Ray and Dr. Amy Hinton

     Fees

     Audit Fees. The aggregate fees billed by Quick & McFarlin, P.C. for professional services rendered for the audit of the Company's annual financial statements for the year ended July 31, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that year were $60,920.

     Financial Information Systems Design and Implementation Fees. There were no fees billed for professional services rendered for information technology services design and implementation by Quick & McFarlin, P.C. for the year ended July 31, 2002.

     All Other Fees. The aggregate fees billed by Quick & McFarlin, P.C. for services rendered to the Company, other than services described above, for the year ended July 31, 2002 were $63,690 for fees associated with the re-audit of fiscal years ended July 31, 2001, 2000, and 1999 and $13,570 for fees associated with the filing of SEC Form S-1.

Compensation of Directors

     Directors are paid $500 per day for attendance at the Company's Mid-Year and Annual Meetings, and any specially-called Board meetings where attendance is required. In addition, directors are reimbursed for their expenses, including meeting related travel and lodging at the meeting location. Directors are paid $750 annually for participation in Board teleconference meetings and $250 for attendance at designated meetings they attend. No other compensation is paid to directors without further action by the Board.

Executive Compensation

     The following table represents the cash compensation paid by the Company to the named executive officers for the fiscal years whose compensation from the Company exceeded $100,000 for fiscal years ended July 31, 2001 and July 31, 2002.

                                                              Annual Compensation
Name and Principal Position                Fiscal Year       Salary            Bonus            All Other
                                                                                               Compensation
Lionel L. Reilly.........................     2002          $256,512         $101,047          $20,400/(1)/
 President and Chief Executive Officer        2001           248,862           60,556           17,000/(1)/
 and Non-Voting Director
Neal B. Soderquist.......................     2002          $106,007         $ 19,944          $15,114/(2)/
 Chief Financial Officer                      2001           100,150           11,049           11,112/(2)/
Eric R. Phillips.........................     2002          $106,007         $ 19,944          $15,114/(3)/
 Director of Logistics and                    2001           100,522           11,265           11,179/(3)/
 Product Management

/(1)/ These amounts represent contributions by the Company to Dr. Reilly's
     401(k) Plan and profit-sharing Plan.
/(2)/ These amounts represent contributions by the Company to Mr. Soderquist's
     401(k) Plan and profit-sharing Plan.
/(3)/ These amounts represent contributions by the Company to Mr. Phillips'
     401(k) Plan and profit-sharing Plan.

Employment Contract

     The Company and Dr. Lionel L. Reilly have entered into an employment contract pursuant to which Dr. Reilly will act as President and Chief Executive Officer of the Company. The contract provides that Dr. Reilly shall devote his full-time professional energy, skill, efforts and attention to the business of the Company. The contract automatically renews for successive one year periods unless terminated by either party. If the Company terminates the contract without cause, Dr. Reilly will remain employed by the Company for a one-year consulting period, during which period he will be paid his base salary at the level in effect upon termination. During the period of his employment, Dr. Reilly is entitled to a base salary of not less than $240,000 per year, to be increased in each year thereafter by an amount equal to not less than the percentage increase in the consumer price index over the previous year, with a minimum increase of 3% and a maximum increase of 6%. Dr. Reilly is also entitled to an annual bonus equal to one percent of the net income based on the Company's audited financial statement. Under the contract, Dr. Reilly is bound by confidentiality provisions and covenants not to compete with us for a one year period after ceasing to be employed by the Company.

     The Company has purchased two life insurance policies on the life of Dr. Reilly. Both policies are flexible premium adjustable life insurance policies for $500,000. The Company is the beneficiary of one of the policies and the Lionel Reilly Trust is the beneficiary of the other policy.

Security Ownership of Certain Beneficial Owners and Management

     The Company's Articles and Bylaws specifically provide that each shareholder is entitled to own only a single share of stock. Thus, there is no shareholder that has more than one share currently or will own more than one share in the future and no shareholder owns less than or a fractional portion of the single share. No single shareholder owns more than 5 percent of the outstanding common stock. As described below, each director, except Dr. Lionel Reilly, is a holder of one share of stock.

           Name of Beneficial Owner            Shares           Nature of Beneficial Ownership       Percentage of
                                            Beneficially                                                 Class
                                                Owned
      Dr. Buddy D. Ray                            1         By Mayfield Veterinary Clinic                  *
      Dr. Steven E. Wright                        1         By Millard Veterinary Clinic                   *
      Dr. Chester L. Rawson                       1         By Veterinary Associates                       *
      Dr. Raymond C. Ebert II                     1         By Pleasant Hill Animal Clinic, Inc.           *
      Dr. Michael L. Whitehair                    1         By Abilene Animal Hospital                     *
      Dr. Michael B. Davis                        1         By Carroll Veterinary Clinic, P.C.             *
      Dr. Amy Lynne Hinton                        1         By Best Friends Animal Hospital                *
      Dr. Fred G. Garrison                        1         By Fred G. Garrison                            *

         * Less than one percent

Certain Transactions

     The Company has not made loans to, loan guarantees on behalf of, or engaged in material transactions with the Company officers, directors or shareholders. The directors, acting in their capacity as shareholders, have purchased items related to the practice of veterinary medicine from the Company on the same terms and conditions as every other shareholder. As a matter of policy, all future material transactions between the Company and any of its officers, directors, or shareholders will be approved by a majority of the independent and disinterested members of the Board of Directors, will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties and will be in connection with bona fide business purposes of the Company.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and holders of in excess of ten percent of any such class are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

                                    AUDITORS

     The Company has selected Quick & McFarlin, P.C. to continue as its independent public accountants for the fiscal year ending July 31, 2003. A representative of Quick & McFarlin, P.C. is expected to attend the Annual Meeting and will have an opportunity to make a statement or to respond to appropriate questions from stockholders.

                              STOCKHOLDER PROPOSALS

     The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2003 Annual Meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is August 1, 2003. Please send any such proposals to Professional Veterinary Products, Ltd., 10077 South 134th Street, Omaha, Nebraska 68138,
Attention: Dr. Lionel L. Reilly.

     Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must submit such proposal or director nomination to the Secretary of the Company not fewer than 60 days before the date of the Company's 2003 annual meeting.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     The Company's 2002 Annual Report to stockholders, including financial statements, has accompanied the mailing of this proxy statement. The Annual Report does not constitute and should not be considered a part of this proxy solicitation material.

     The Company will provide without charge to each stockholder solicited, upon the written request of any such stockholder, a copy of its annual report to the Securities and Exchange Commission on Form 10-K, including the financial statements and schedules thereto, for the fiscal year ended July 31, 2002. Such written request should be directed to Professional Veterinary Products, Ltd., 10077 South 134th Street, Omaha, Nebraska 68138, Attention: Dr. Lionel L. Reilly.

                                 OTHER BUSINESS

     The Board does not know of any other matter to be presented at the Annual Meeting, but should any other matter properly come before the Annual Meeting, or any adjournment thereof, proxies will vote on such matter in accordance with their best judgment.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/ Dr. Lionel L. Reilly
                                              President

November 8, 2002

TO BE CERTAIN THAT YOUR SHARE WILL BE REPRESENTED AT THE 2002 ANNUAL MEETING OF STOCKHOLDERS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                                                                      PROXY CARD


                     PROFESSIONAL VETERINARY PRODUCTS, LTD.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       2002 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints the person designated below as the nominee from my District as my Proxy with full power of substitution and hereby authorizes him to represent and vote the share of Common Stock of Professional Veterinary Products, Ltd. ("PVPL") which the undersigned is entitled to vote, as specified below, at the 2002 annual meeting of stockholders of PVPL to be held at 10:00 a.m. (CST) on Friday, December 6, 2002 at 10077 South 134th Street, Omaha, Nebraska 68138 and at any postponement or adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and revokes any proxy heretofore given with respect to such meeting.

         District 1                             District 2
         Steven E. Wright, D.V.M.               Michael B. Davis, D.V.M.
         Millard Veterinary Clinic              Carroll Veterinary Clinic
         5757 S. 144th Street                   1626 LeClark Road
         Omaha, Nebraska 68137                  Carroll, Iowa 51401


         District 3                             District 4
         Chester L. Rawson, D.V.M.              Raymond C. Ebert II, D.V.M.
         Veterinary Associates                  Pleasant Hill Animal Clinic
         3215 N. Percival                       601 N. Highway 7
         Hazel Green, Wisconsin 53811           Pleasant Hill, Missouri 64080


         District 5                             District 6
         Michael L. Whitehair, D.V.M.           Buddy D. Ray, D.V.M.
         Abilene Animal Hospital                Mayfield Vet Clinic
         902 N. Olive                           501 W. James
         Abilene, Kansas 67410                  Mayfield, Kentucky 42066


         District 7                             District 8
         Amy Lynne Hinton, D.V.M.               Fred Garrison, D.V.M.
         Best Friends Animal Hospital           Centreville Animal Hospital
         1988 Lincoln Way West                  13663 Lee Hwy
         Chambersburg, Pennsylvania 17201       Centreville, Virginia 20121

     In the event the Proxy appointed above is unable to attend the 2002 Annual Meeting or is otherwise unable to act as Proxy, the undersigned hereby appoints Dr. Lionel Reilly, President of Professional Veterinary Products, Ltd., as Proxy to act on his behalf. This Proxy is revocable and the undersigned may revoke it at any time prior to the beginning of the Annual Meeting by giving either personal or written notice of such revocation to Dr. Lionel Reilly, President of Professional Veterinary Products, Ltd., at the Company's offices at 10077 South 134th Street, Omaha, Nebraska 68138, or to the person designated as the Corporate Secretary, Dr. Davis, at the commencement of the Annual Meeting.

                               Please sign exactly as name appears hereon. When signing as attorney, personal representative, trustee, or guardian, please give full title. All joint owners and trustees should sign. If the signer is a corporation or other entity, please sign in full the corporation or other entity name, by duly authorized officer/representative.

                               Dated this ____ day of __________________, 2002

                               _______________________________________________

                               Name - Signature

                               PVPL Account Number:____________________________

                               ________________________________________________

                               Name of Clinic (Please Print)

--------------------------------------------------------------------------------
                    |X| Please mark vote as in this example.

                              Election of Directors
                              ---------------------

|_|  FOR all nominees listed to the right   Nominees: G.W. Buckaloo, Jr., D.V.M.
     (except as indicated)                            Tom Latta, D.V.M.
                                                      William Swartz, D.V.M.
|_|  WITHHOLD AUTHORITY to vote for all
     nominees listed to the right

Instruction: To withhold authority to vote for any individual nominee, write such nominee's name in the space provided below.

               -------------------------------------------------

             I DO |_| DO NOT |_| EXPECT TO ATTEND THE ANNUAL MEETING

--------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH NOMINEE.

NOTE: The proxies of the undersigned may vote according to their discretion on any other matter that may properly be brought before the Annual Meeting or any adjournment thereof.

You may elect to fax this proxy to PVPL. A faxed copy of your signature is legally sufficient to count your vote by proxy. If you fax it back, there is no need to mail the original.

     PLEASE VOTE, DATE, SIGN AND RETURN THIS PROXY BEFORE NOVEMBER 25, 2002
                                   PVPL FAX #
                                  402-331-8655